Subsequent Events	6 Months Ended
Nov. 30, 2018
Table Text Block [Abstract]
Schedule of Subsequent Events [Table Text Block]

Note 19 – Subsequent Events

On December 12, 2018, the Company executed an Agency Agreement with certain Canadian agents (collectively, the “Agents”) regarding a private offering of up to $40 million aggregate principal amount of senior unsecured convertible debentures (“Debentures”) with an issue price of US$1,000 per Debenture, convertible into units of the Company (the “Units”) at the option of the holder at a conversion price of US$0.80 per Unit at any time prior to the close of business on the earlier of: (i) the last business day immediately preceding the maturity date of the Debentures, being the date that is three (3) years from the closing date of the offering, and (ii) the date fixed for redemption upon the occurrence of a Change of Control (as defined in the Debentures) of the Company. Each Unit is comprised of one common share of the Company and a warrant to purchase one half of one common share (each whole warrant, a “Warrant”). Each Warrant is exercisable for one common share at a price of $1.10 per Warrant for a period of 36 months from the closing date.

On December 12, 2018, the Company closed on the sale of the first tranche of Debentures, which was approximately $12 million.

On January 8, 2019, the Company received a conversion notice from a note holder converting $256,027, of which $250,000 was principal and $6,027 was accrued interest, into 640,068 shares of common stock.